                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                     / /  Confidential, for Use of Commission Only (as
/X/  Definitive Proxy Statement                           permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           LAUREL CAPITAL GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------
     (5) Total fee paid:

     -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
                                ------------------------------

     (2) Form, Schedule or Registration No.:
                                            ------------------------------

     (3) Filing Party:
                      ------------------------------

     (4) Date Filed:
                    ------------------------------

* No Fee Required

                           LAUREL CAPITAL GROUP, INC.
                              2724 HARTS RUN ROAD
                       ALLISON PARK, PENNSYLVANIA  15101
                                 (412) 487-7400

                            NOTICE OF ANNUAL MEETING

                        TO BE HELD ON NOVEMBER 14, 1996

  NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Laurel Capital Group, Inc. (the "Company") will be held at the Holiday Inn - Allegheny Valley, R.I.D.C. Park, 180 Gamma Drive, Pittsburgh, Pennsylvania 15238, on Thursday, November 14, 1996 at 10:30 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

  (1) To elect three directors for a term of three years or until their successors have been elected and qualified;

  (2)  To consider and approve the 1996 Stock Option Plan;

  (3) To ratify the appointment of KPMG Peat Marwick as the Company's independent auditors for the year ending June 30, 1997; and

  (4)  To transact such other business as may properly come before the meeting.

  Stockholders of record at the close of business on September 30, 1996 are entitled to notice of and to vote at the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        John A. Howard, Jr.
                                        Secretary

Allison Park, Pennsylvania
October 10, 1996


    ==================================================================
    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER
    YOU OWN.   EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO
    COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN
    THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
    ==================================================================

                       LAUREL CAPITAL GROUP, INC.

                          -------------------

                            PROXY STATEMENT

                          -------------------

                     ANNUAL MEETING OF STOCKHOLDERS


         This Proxy Statement is furnished to the holders of common stock of Laurel Capital Group, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors, to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Holiday Inn, Allegheny Valley, R.I.D.C. Park, 180 Gamma Drive, Pittsburgh, Pennsylvania 15238, on Thursday, November 14, 1996 at 10:30 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement is expected to be mailed to stockholders on or about October 10, 1996.

         Each proxy solicited hereby, if properly signed and returned to the Company, will be voted in accordance with the instructions contained therein if it is not revoked prior to its use. If no contrary instructions are given, each proxy received will be voted (i) for the election of the three nominees described herein, (ii) for the proposal to adopt the 1996 Stock Option Plan (the "Option Plan"), (iii) for the ratification of KPMG Peat Marwick as the Company's independent auditors for the year ending June 30, 1997, and (iii) upon such other matters as may properly come before the Annual Meeting in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (John A. Howard, Jr., Secretary, Laurel Capital Group, Inc., 2724 Harts Run Road, Allison Park, Pennsylvania 15101), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         Laurel Capital Group, Inc. is a bank holding company for Laurel Savings Bank (the "Bank"), a Pennsylvania chartered stock savings bank. The Company owns 100% of the Bank's common stock.


                    VOTING SECURITIES AND BENEFICIAL
                           OWNERSHIP THEREOF

         Only stockholders of record at the close of business on September 30, 1996 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,514,285 shares of common stock, $.01 par value per share (the "Common Stock"), of the Company outstanding. The Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting.

         Directors are elected by a plurality of the votes cast with a quorum present. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding Common Stock entitled to vote at the meeting. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes eligible to be cast in person or by proxy at the Annual Meeting is required for approval of the proposal to approve the Option Plan. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Because of the required votes, abstentions will have the effect of a vote against the proposal with respect to the Option Plan. Under rules of the New York Stock Exchange, the proposals for adoption of the Option Plan and ratification of the auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

         The following table sets forth information as of September 30, 1996 with respect to ownership of the Common Stock by the one entity which is known to the Company to be the beneficial owner of more than 5% of the Common Stock and by all directors and executive officers of the Company as a group. For information with respect to the beneficial ownership of Common Stock by individual directors, see "Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers."

   Name and Address                                     Amount and Nature                  Percent
  of Beneficial Owner                               of Beneficial Ownership(1)            of Class(1)
  -------------------                               --------------------------            -----------
 First Manhattan Company                                    145,212(2)                       9.6%
 437 Madison Avenue
 New York, New York  10022

 All directors and executive
 officers as a group (10 persons)                           175,131(3)                       11.6%

----------------

(1) Based upon information provided by the respective beneficial owners and filings made pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), and other information. The amounts and percentages reflect the stock splits declared and paid by the Company prior to the Voting Record Date. Beneficial ownership is direct except as otherwise indicated by footnote. In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or dispositive power with respect to such security or has the right to acquire such ownership within 60 days.

(2) First Manhattan Company is the general partner of both First Save Associates, L.P. and Second Save Associates, L.P., which, to the knowledge of the Company, beneficially owned 6.2% and 2.4%, respectively, of the issued and outstanding Common Stock as of September 30, 1996. First Manhattan Company has stated in its filings under the Exchange Act that there are no other relationships, contracts, understandings or arrangements between the two partnerships.

(3) Includes options covering 78,467 shares of Common Stock which are exercisable within 60 days of September 30, 1996. See "Information with Respect to Nominees for Director, Directors Whose Terms Continue and Executive Officers."


               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Bylaws of the Company presently provide that the Board of Directors shall consist of eight members. The Company's Bylaws further provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director. No director is related to any other director or any executive officer of the Company or its subsidiary by blood, marriage or adoption.

THE NOMINEES

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of all the nominees listed below. If any of the nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for the replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the persons listed below may not be able to serve as a director if elected.

         Article 7.F. of the Company's Articles of Incorporation provides that, with respect to this Annual Meeting, stockholders may submit nominations for election to the Board of Directors to the Secretary of the Company so that it is delivered or received no later than the close of business on the tenth day following the day on which notice of the date of this Annual Meeting was mailed (October 10, 1996). Article 7.F. also sets forth the required information in such notice of nomination.

                      NOMINESS FOR TERMS EXPIRING IN 1999


                                      Position with the Company                             Common Stock
                                       and Principal Occupation                             Beneficially
                                         During the Past Five        Director               Owned as of
           Name              Age               Years(1)                Since           September 30, 1996(2)(3)
           ----              ---      -------------------------      --------          ------------------------
                                                                                      Amount          Percentage
                                                                                      ------          ----------
Richard S. Hamilton           51    Director; President of AAA          1986          19,700             1.3%
                                    West Penn/West Virginia,
                                    Pittsburgh, Pennsylvania.

J. Harold Norris              70    Director, retired; previously       1967          11,139             (4)(5)
                                    Department Manager, Port
                                    Authority of Allegheny
                                    County, Pittsburgh,
                                    Pennsylvania.

Edwin R. Maus                 54    Director; President and Chief       1989          53,423            3.5%(6)
                                    Executive Officer of the
                                    Company since 1992; President
                                    and Chief Executive Officer
                                    of the Bank since 1989;
                                    joined the Bank in 1987 as
                                    Vice President of Operations.



                THE BOARD OF DIRECTORS RECOMMENDS THAT THE ABOVE
                       NOMINEES BE ELECTED AS DIRECTORS.

MEMBERS OF THE BOARD CONTINUING IN OFFICE

                      DIRECTORS WHOSE TERMS EXPIRE IN 1998

                                      Position with the Company                             Common Stock
                                       and Principal Occupation                             Beneficially
                                         During the Past Five        Director               Owned as of
           Name              Age               Years(1)                Since           September 30, 1996(2)(3)
           ----              ---      -------------------------      --------          ------------------------
                                                                                      Amount          Percentage
                                                                                      ------          ----------
Richard J. Cessar             67    Chairman of the Board; retired;     1969          9,688            (4)(5)(7)
                                    previously Pennsylvania
                                    State Legislator.

Arthur G. Borland             66    Director; Retired; previously       1986          9,013            (4)
                                    Secretary, Oberg Manufacturing
                                    Company, Inc., a manufacturer
                                    of carbide stamping dyes,
                                    Freeport, Pennsylvania.


                      DIRECTORS WHOSE TERMS EXPIRE IN 1997

                                      Position with the Company                             Common Stock
                                       and Principal Occupation                             Beneficially
                                         During the Past Five        Director               Owned as of
           Name              Age               Years(1)                Since           September 30, 1996(2)(3)
           ----              ---      -------------------------      --------          ------------------------
                                                                                      Amount          Percentage
                                                                                      ------          ----------
Harvey J. Haughton            83    Director; retired; previously       1972          16,056             1.1%
                                    Vice President of Finance,
                                    Jones and Laughlin Steel
                                    Corporation, Pittsburgh,
                                    Pennsylvania.

Annette D. Ganassi            40    Director; President/                1992           9,711             (4)
                                    Owner of Annette
                                    Ganassi Oldsmobile,
                                    Pontiac, GMC Truck,
                                    Glenshaw,
                                    Pennsylvania.



                                                  (FOOTNOTES ON FOLLOWING PAGE)

---------------

(1) Unless otherwise noted, each director has held his or her currently listed position for the last five years.

(2) Based on information furnished by the respective individuals. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(3) Under applicable regulations, a person is also deemed to have beneficial ownership of any shares which may be acquired within 60 days pursuant to the exercise of outstanding stock options. The amounts set forth in the table include shares which may be received upon exercise of stock options within 60 days of the Voting Record Date as follows: Mr. Maus, 31,579 shares; Mr. Hamilton, 2,874 shares; Mr. Haughton, 1,874 shares; Ms. Ganassi, 2,875 shares; and Messrs. Borland, Cessar and Norris, 2,811 shares each.

(4)      Represents less than 1% of the Common Stock outstanding.

(5) Other than shares subject to options, the shares are owned jointly with the respective individual's spouse.

(6) Includes 15,489 shares owned jointly with Mr. Maus' spouse and 6,355 shares held in an IRA.

(7)      Represents 1,036 shares held jointly with Mr. Cessar's spouse.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following information is provided with respect to executive officers of the Company and/or the Bank who are not also directors. There are no arrangements or understandings between the Company or the Bank and any person pursuant to which a person has been elected as an officer.

         RICHARD P. BRUCKMAN - Mr. Bruckman joined the Bank in 1964, has served in various positions with the Bank, including branch manager, and served as Vice President of Finance of the Bank from 1982 until June 1992 when he assumed the position of Vice President-Controller.

         JOHN A. HOWARD, JR. - Mr. Howard joined the Bank in July 1992 as Chief Financial Officer, was appointed a Vice President in August 1992, a Senior Vice President in July 1994 and Corporate Secretary/Treasurer in August 1994. Mr. Howard presently serves in the same capacities for the Company. From 1985 until July 1992, Mr. Howard served in various positions with Community Bancorp, Inc. and its wholly owned subsidiary, Community Savings Bank, Monroeville, Pennsylvania, including Controller, Chief Financial Officer and Senior Vice President.

         BERNARD W. PRAZER - Mr. Prazer joined the Bank in May 1991 as Vice President of Lending. From December 1990 to May 1991, Mr. Prazer served as a consultant with Asset Strategy Group, New York, New York, a company which performed due diligence for the Resolution Trust Corporation. From 1989 to 1990, Mr. Prazer served as Vice President of Bauer Capital Management Corporation, Pittsburgh, Pennsylvania, a construction development company, and from 1979 to 1989 served in various positions with Atlantic Financial Federal, Pittsburgh, Pennsylvania including Vice President and Chief Regional Lending Officer for the Western Pennsylvania Region.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. ("NASD"). Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during fiscal 1996, all Section 16(a) filing requirements applicable to its officers and directors were complied with, other than as noted herein. Richard P. Bruckman, an officer of the Company, did not timely file a report with respect to the exercise of a stock option in fiscal 1996. Mr. Bruckman has subsequently filed the report.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company meets on an as needed basis. Each member of the Board of Directors of the Company also serves as a trustee of the Bank. During the year ended June 30, 1996, the Board of Directors of the Company met twelve times. No director attended fewer than 75% of the aggregate of the total number of Board meetings of the Company held during fiscal 1996 and the total number of meetings held by committees on which he or she served during the year. Directors of the Company did not receive any fee directly from the Company during fiscal 1996.

         The Executive Committee is authorized to exercise all the authority of the Board of Directors in the management of the Company between Board meetings except as otherwise provided in the Company's Bylaws. The Executive Committee currently consists of Messrs. Cessar, Maus, Haughton and Norris. The Executive Committee did not meet during the year ended June 30, 1996.

         The Audit Committee supervises the internal audit function, reviews with management and independent auditors the systems of internal controls and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee currently consists of Messrs. Borland, Haughton and Ms. Ganassi. The Audit Committee met once in fiscal 1996.

         The entire Board of Directors acts as the Nominating Committee. The Nominating Committee recommends persons to serve as directors in order to fill vacancies on the Board which may occur and makes nominations for directors to be elected by the stockholders of the Company. The Nominating Committee met in August, 1996. Although the Nominating Committee will consider nominees recommended by stockholders, it has not actively solicited recommendations for nominees from stockholders. If such stockholder nominations are properly made, ballots will be provided bearing the name of the stockholders' nominee or nominees at the Annual Meeting.

         The Board of Trustees of the Bank meets regularly each month and may have additional special meetings. During fiscal 1996, no director attended less than 75% of both the number of Board meetings and any meetings of committees thereof on which he or she served during the year. The Bank pays each trustee, other than Mr. Maus, $1,000 per month and the Chairman of the Board receives $1,300 per month. The Board of Trustees of the Bank has established various standing committees of the Board, including Audit and Executive Committees, which perform substantially similar duties as the comparable committees of the Board of Directors of the Company.

                             EXECUTIVE COMPENSATION

REMUNERATION OF EXECUTIVE OFFICER

         SUMMARY COMPENSATION TABLE. The Summary Compensation Table below includes compensation information on the President and Chief Executive Officer of the Company during the fiscal years ended June 30, 1996, 1995 and 1994. There were no other executive officers of the Company or the Bank whose total compensation exceeded $100,000 for services rendered in all capacities during the fiscal years ended June 30, 1996, 1995 and 1994.

Name and Principal        Fiscal                                                         All Other
     Position              Year                    Annual Compensation                Compensation(1)
------------------        ------      ------------------------------------------      ---------------
                                                                  Other Annual
                                      Salary      Bonus          Compensation(2)
                                      ------      -----          ---------------
    Edwin R. Maus          1996       $120,000    $18,000               $0                 $6,900
    President and Chief    1995        112,200     16,300                0                  6,425
    Executive Officer      1994        100,158     15,000                0                  5,757

---------------

(1) Includes employer matching contributions accrued pursuant to the Bank's defined contribution pension plan.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended June 30, 1996 did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such individual.

STOCK OPTIONS

         The following table sets forth certain information concerning individual grants of stock options awarded to the named executive officer during the year ended June 30, 1996.

=======================================================================================================
                                                                                  Potential Realizable
                                                                                    Value at Assumed
                                                                                  Annual Rates of Stock
                               Individual Grants                                 Price Appreciation for
-----------------------------------------------------------------------------          Option Term
                   Options          % of Total        Exercise     Expiration    ----------------------
     Name          Granted       Options Granted     Price (3)        Date           5%          10%
                                 to Employees (2)
-------------------------------------------------------------------------------------------------------
Edwin R. Maus     7,500 (1)           20.2%          $15.00 (1)      8/17/05     $ 70,725      $179,325
                 12,750               33.6%          $16.38          9/21/05     $128,688      $326,188
=======================================================================================================

---------------

(1) Such amounts have been adjusted to reflect the three-for-two stock split paid on September 15, 1995.

(2) Percentage of options granted to all employees during the first year ended June 30, 1996.

(3) In all cases the exercise price was based on the market price of a share of Common Stock at the time of grant.

(4) Assumes future stock prices of $24.43 and $38.91 for the options expiring on August 17, 2005 and stock prices of $26.67 and $42.47 for the options expiring on September 21, 2005, based on compounded rates of return of 5% and 10% respectively, from the date of the grant to the end of the term of the options.

         Mr. Maus did not exercise any options during fiscal 1996. The following table sets forth for Mr. Maus information with respect to the aggregate number of unexercised options at the end of the fiscal year and the value with respect thereto.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

====================================================================================
                            Number of Unexercised           Value of Unexercised
                             Options at Year End           Options at Year End(1)
                         ----------------------------    ---------------------------
         Name            Exercisable    Unexercisable    Exercisable   Unexercisable
------------------------------------------------------------------------------------
Edwin R. Maus                31,579         16,089        $113,137        $    0
====================================================================================

---------------

(1) Based on the average of the bid and asked prices of the Common Stock of $14.75 at June 30, 1996.

EMPLOYMENT AGREEMENT

         The Company and the Bank (collectively, the "Employers") have entered into an employment agreement ("Agreement") with Edwin R. Maus for a term of three years in his current position as President and Chief Executive Officer at a minimum base salary of $100,000 per year. The Board of Directors of the Employers and Mr. Maus may mutually agree to extend the term of the Agreement for an additional one year as of each or any annual anniversary of the date of the Agreement by affirmatively approving an addendum to the Agreement at least 45 days prior to such anniversary date.

         The Agreement is terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the Agreement for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that
(i) in the event that the officer terminates his employment because of failure of the Employer to comply with any material provision of the Agreement or (ii) the Agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, the officer will be entitled to a cash severance amount equal to 2.99 times his base salary.

         Although the above-described Agreement could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

INDEBTEDNESS OF MANAGEMENT

         The Bank offers to its directors, officers and employees first mortgage loans for the financing of their primary residences, second mortgage loans secured by the borrower's primary residence which may be used for any purpose, and consumer loans of all kinds. Any credit extended by the Bank to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with non-affiliated parties and (ii) not involve more than the normal risk of repayment or present other unfavorable features. However, loans previously made by the Bank to such persons remain in effect pursuant to their original terms. Prior to the adoption of such policy, officers, directors and employees received a modest reduction of the interest rate on these loans as compared to the rate charged non-affiliates of the Bank. These loans were otherwise made in the normal course of business on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons, including, but not limited to, the payment of fees and requirements for collateral. Upon termination of employment, the interest rate on these loans is increased to the market rate that existed at the time the loan was made. It is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. No director, executive officer or any member of their immediate families had preferential loans in excess of $60,000 during fiscal year 1996.

                  PROPOSAL TO ADOPT THE 1996 STOCK OPTION PLAN

GENERAL

         The Board of Directors has adopted the Option Plan which is designed to attract and retain qualified personnel in key positions, provide officers, directors and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code ("incentive stock options"), non-incentive or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only non-incentive stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of such approval. In the discretion of the Board of Directors, options may also be awarded to key employees of the Company and the Bank with an exercise price equal to the fair market value of the Common Stock on the date of such award.

DESCRIPTION OF THE OPTION PLAN

         The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix A.

         ADMINISTRATION. The Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee"). The current members of the Committee are Messrs. Cessar and Hamilton.

         STOCK OPTIONS. Under the Option Plan, the Committee determines which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be required to at least equal the fair market value of a share of Common Stock on the date the option is granted.

         Stock options granted to employees shall become vested and exercisable in the manner specified by the Committee, provided that all options become fully vested and exercisable in the event of a change in control of the Company, as defined in the Option Plan, or upon termination of employment of the optionee due to death, disability or retirement. Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until ten years after its date of grant or three months after the date on which the optionee's employment with the Company terminates, unless extended by the Committee to a period not to exceed five years from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. Stock options are non-transferable except by will or the laws of descent and distribution. If an optionee dies while employed or within three years following the termination of the optionee's employment as a result of disability or retirement without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following such death, provided no option will be exercisable more than ten years from the date it was granted.

         GRANTS TO DIRECTORS. Pursuant to the terms of the Option Plan, each non-employee director will receive a non-qualified option to purchase 3,148 shares of Common Stock upon approval of the Option Plan by stockholders. Options granted to non-employee directors shall have an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Such stock options to directors will be vested and exercisable over three years at the rate of 33.3% per year commencing the date such options are granted, provided that all options become fully vested and exercisable in the event of a change in control of the Company, as defined in the Option Plan, or upon termination of service of the optionee due to death, disability or retirement. Options granted to non-employee directors will be exercisable until ten years from the date of grant. However, if an optionee dies while serving as a non-employee director or within three years following the termination of the optionee's service as a director as a result of disability or retirement without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following such death, provided that no option will be exercisable within six months after the date of grant or more than ten years from the date it was granted.

         STOCK APPRECIATION RIGHTS. Under the Option Plan, the Committee is authorized to grant rights to optionees ("stock appreciation rights") under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option at the time over the option price of such shares, or a combination of cash and Common Stock. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

         NUMBER OF SHARES COVERED BY THE OPTION PLAN. A total of 75,562 shares of Common Stock has been reserved for future issuance pursuant to the Option Plan (4.99% of the issued and outstanding Common Stock on the Voting Record
Date). In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of the Common Stock outstanding.

         AMENDMENT AND TERMINATION OF THE OPTION PLAN. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from September 12, 1996, the date the Option Plan was adopted by the Board and became effective by its terms. Termination of the Option Plan shall not affect any previously granted Awards.

         FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. With regard to incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

         The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

         ACCOUNTING TREATMENT. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

         Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under GAAP. This treatment has been reviewed by the Financial Accounting Standards Board ("FASB"), which resulted in the issuance in October 1995 of Statement of Financial Accounting Standard ("SFAS") No. 123, "Accounting for Stock-Based Compensation." This statement will require footnote disclosure to show the theoretical effect of deducting the compensation cost of stock options from earnings. In certain circumstances, shares issuable pursuant to outstanding options under the Option Plan will be considered outstanding for purposes of calculating earnings per share.

         STOCKHOLDER APPROVAL. No Awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder ratification of the Option Plan will also enable recipients of Awards under the Option Plan to qualify for certain exemptive treatment from the short-swing profit provisions of Section 16(b) of the Exchange Act.

         AWARDS TO BE GRANTED. As previously stated, each non-employee director will receive a non-qualified option to purchase 3,148 shares of Common Stock upon approval of the Option Plan by stockholders. As a result, all non-employee directors as a group (six persons) will receive non-qualified options to purchase 18,890 shares of Common Stock. Presently, no determination has been made with respect to the grant of incentive options to executive officers and employees.

         On October 7, 1996, the last sale price of a share of Common Stock as reported by the Nasdaq SmallCap Market was $16.00.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ADOPTION OF THE 1996 STOCK OPTION PLAN.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed KPMG Peat Marwick as independent auditors of the Company for the year ending June 30, 1997 and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by KPMG Peat Marwick that neither that firm nor any of its associates has any relationship with the Company or its subsidiary other than the usual relationship that exists between independent certified public accountants and clients. KPMG Peat Marwick will have a representative at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and who will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1997.

                             STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have presented at the next Annual Meeting of Stockholders, to be held in November 1997, must be received at the main office of the Company, 2724 Harts Run Road, Allison Park, Pennsylvania 15101, no later than June 13, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended June 30, 1996 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K ("FORM 10-K") FOR THE YEAR ENDED JUNE 30, 1996 AND THE LIST OF THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO MR. EDWIN R. MAUS, PRESIDENT, LAUREL CAPITAL GROUP, INC., 2724 HARTS RUN ROAD, ALLISON PARK, PENNSYLVANIA 15101. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                 OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        John A. Howard, Jr.
                                        Secretary
October 10, 1996

                                                                    APPENDIX A

                           LAUREL CAPITAL GROUP, INC.
                             1995 STOCK OPTION PLAN


                                   ARTICLE I
                           ESTABLISHMENT OF THE PLAN

  Laurel Capital Group, Inc. (the "Corporation") hereby establishes this 1996 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                   ARTICLE II
                              PURPOSE OF THE PLAN

  The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding those Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                  ARTICLE III
                                  DEFINITIONS

  3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

  3.02 "Bank" means Laurel Savings Bank, the wholly owned subsidiary of the Corporation.

  3.03 "Board" means the Board of Directors of the Corporation.

  3.04 "Code" means the Internal Revenue Code of 1986, as amended.

  3.05 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, none of whom shall be an Officer or Employee of the Corporation.

  3.06 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

  3.07 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

  3.08 "Effective Date" means the day upon which the Board approves this Plan.

  3.09 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

  3.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  3.11 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

  3.12 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

  3.13 "Non-Employee Director" means a member of the Board who is not an Officer or Employee of the Corporation or any Subsidiary Company.

  3.14 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

  3.15 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

  3.16 "Option" means a right granted under this Plan to purchase Common Stock.

  3.17 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

  3.18 "Retirement" means a termination of employment upon or after attainment of age sixty-five (65) or such earlier age as may be specified in any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company.

  3.19 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.10.

  3.20 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

  4.01 DUTIES OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to
Section 4.02. The Committee shall have the authority in its absolute discretion to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to
Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding.

  4.02 APPOINTMENT AND OPERATION OF THE COMMITTEE. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, none of whom shall be an Officer or Employee of the Corporation. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

  4.03 REVOCATION FOR MISCONDUCT. The Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation shall terminate as of the effective date of such removal.

  4.04 LIMITATION ON LIABILITY. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

  4.05 COMPLIANCE WITH LAW AND REGULATIONS. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

  4.06 RESTRICTIONS ON TRANSFER. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                   ARTICLE V
                                  ELIGIBILITY

  Awards may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options pursuant to Section 8.02 of the Plan.


                                   ARTICLE VI
                        COMMON STOCK COVERED BY THE PLAN

  6.01 OPTION SHARES. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 74,812 which is equal to 4.99% of the issued and outstanding shares of Common Stock as of September 30, 1996, the voting record date for the 1996 Annual Meeting. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.
Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan.

  6.02 SOURCE OF SHARES. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.


                                  ARTICLE VII
                                DETERMINATION OF
                         AWARDS, NUMBER OF SHARES, ETC.

  The Committee shall, in its discretion, determine from time to time which Employees will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan. Non-Employee Directors shall be eligible to receive only Non-Qualified Options pursuant to Section 8.02 of the Plan.


                                  ARTICLE VIII
                     OPTIONS AND STOCK APPRECIATION RIGHTS

  Each Option granted hereunder shall be on the following terms and conditions:

  8.01 STOCK OPTION AGREEMENT. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

  8.02 (A) INITIAL GRANTS TO NON-EMPLOYEE DIRECTORS. Non-Qualified Options to purchase shares of Common Stock shall be initially granted to each Non-Employee Director as of the day that the Plan is approved by stockholders of the Corporation, effective at such time and with a per share exercise price equal to the Fair Market Value of a share of Common Stock on such date.

   (B) VESTING AND EXERCISE OF OPTIONS. Non-Qualified Options granted to Non-Employee Directors shall be vested and exercisable over three years at the rate of 33.3% per year commencing on the date of grant.

  8.03 OPTION EXERCISE PRICE.

   (A) INCENTIVE STOCK OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b).

   (B) NON-QUALIFIED OPTIONS. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the greater of (i) the par value or (ii) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

     8.04  VESTING AND EXERCISE OF OPTIONS.

   (A) GENERAL RULES. Incentive Stock Options and Non-Qualified Options granted to Employees shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Committee, provided, however, that in the case of any Option exercisable within the first six months following the date the Option is granted, the shares of Common Stock received upon the exercise of such Option may not be sold or disposed of by the Optionee for the first six months following the date of grant. Notwithstanding the foregoing, no vesting shall occur on or after an Optionee's employment or service with the Corporation and all Subsidiary Companies is terminated for any reason other than his death or Disability. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

   (B) ACCELERATED VESTING UPON DEATH, DISABILITY OR RETIREMENT. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment or service with the Corporation or a Subsidiary Company because of his death, Disability or Retirement.

   (C) ACCELERATED VESTING FOR CHANGES IN CONTROL. Notwithstanding the general rule described in Section 8.04(a), all outstanding Options shall become immediately vested and exercisable in the event there is a change in control of the Corporation. A "change in control of the Corporation" for this purpose shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, or any successor thereto, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder.

  8.05  DURATION OF OPTIONS.

   (A) GENERAL RULE. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to Employees shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) months after the date on which the Optionee ceases to be employed by the Corporation and all Subsidiary Companies, unless the Committee in its discretion decides at the time of grant to extend such period of exercise upon termination of employment or service from three (3) months to a period not exceeding five (5) years. Each Option or portion thereof granted to Non-Employee Directors shall be exercisable at any time on or after it vests until ten (10) years after the date of grant.

   (B) EXCEPTION FOR TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. If an Employee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death, Disability or Retirement, to exercise such Options to the extent vested on the date of such death, Disability or Retirement. If a Non-Employee Director dies while serving as a Non-Employee Director or within three (3) years following the termination of service as a Non-Employee Director as a result of Disability, Retirement or resignation without fully exercising his Options, the Non-Employee Director's executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following such death, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

  8.06 NONASSIGNABILITY. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.

  8.07 MANNER OF EXERCISE. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

  8.08 PAYMENT FOR SHARES. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. Notwithstanding the foregoing, payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the exercise price.

  8.09 VOTING AND DIVIDEND RIGHTS. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

  8.10 ADDITIONAL TERMS APPLICABLE TO INCENTIVE STOCK OPTIONS. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this Section 8.10.

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
   (A) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

   (B) LIMITATION ON TEN PERCENT STOCKHOLDERS. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

   (C) NOTICE OF DISPOSITION; WITHHOLDING; ESCROW. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

  8.11 STOCK APPRECIATION RIGHTS.

   (A) GENERAL TERMS AND CONDITIONS. The Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

  The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.11 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted. Notwithstanding the foregoing, the Corporation may not permit the exercise of a Stock Appreciation Right issued pursuant to this Plan until this Plan has been outstanding for at least six months from the date of grant.

   (B) TIME LIMITATIONS. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period,

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
if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an Optionee to exercise the Stock Appreciation Rights provided in this Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date. The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

   (C) EFFECTS OF EXERCISE OF STOCK APPRECIATION RIGHTS OR OPTIONS. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

   (D) TIME OF GRANT. A Stock Appreciation Right may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

   (E) NON-TRANSFERABLE. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.


                                   ARTICLE IX
                        ADJUSTMENTS FOR CAPITAL CHANGES

  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Award relates and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.


                                   ARTICLE X
                     AMENDMENT AND TERMINATION OF THE PLAN

  The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein. Notwithstanding anything contained in this Plan to the contrary, the provisions of Articles V, VII and VIII of this Plan relating to Awards granted to Non-Employee Directors shall not be amended more than once

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
every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated under such statutes.


                                   ARTICLE XI
                               EMPLOYMENT RIGHTS

  Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.


                                  ARTICLE XII
                                  WITHHOLDING

  12.01 TAX WITHHOLDING. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.10(c).

  12.02 METHODS OF TAX WITHHOLDING. The Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.


                                  ARTICLE XIII
                        EFFECTIVE DATE OF THE PLAN; TERM

  13.01 EFFECTIVE DATE OF THE PLAN. This Plan shall become effective on the Effective Date; however, no Awards may be granted hereunder unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months of the Effective Date.

  13.02 TERM OF PLAN. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                  ARTICLE XIV
                                 MISCELLANEOUS

  14.01 GOVERNING LAW. To the extent not governed by Federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

  14.02 PRONOUNS. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

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